UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2010

ENERGIZER RESOURCES INC.

(Exact Name of Small Business Issuer as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	000-51151 (Commission File Number)	20-0803515 (IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada (Address of Principal Executive Offices )	M5H 3L5 (Zip Code)

Small Business Issuer’s telephone number, including area code:   (416) 364-4911

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the small business issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Energizer Resources Inc., a Minnesota corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 8.01.    Other Events

The Company announced that its common shares will commence trading on the TSX Venture Exchange (“TSX-V”) on May 5, 2010 under the trading symbol “EGZ”.

The Company’s listing application is available under the Company’s profile at www.sedar.com.

The press release announcing the commencement of trading on the TSX-V is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

99.1

Press Release, dated May 3, 2010.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the small business issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Energizer Resources, Inc.

(Small business issuer)

Date: May 4, 2010

By:/s/ Richard E. Schler

Richard E. Schler

Chief Financial Officer

Exhibit 99.1

News Release

Energizer Resources Receives TSX Venture Listing Approval

Toronto, Ontario, Canada – May 3, 2010

Energizer Resources Inc. (TSX.V: EGZ, OTCBB: ENZR, FRANKFURT: YE5) (formerly Uranium Star Corp., the “Company”) is pleased to announce that its common shares will commence trading on the TSX Venture Exchange (“TSX-V”) on May 5, 2010 under the trading symbol “EGZ”.

An aggregate of 12,060,000 common shares, 4,435,000 warrants and 3,025,000 stock options of the Company controlled by “Principals” (as such term is defined in the Corporate Finance Manual of the TSX-V) and certain non-principals of the Company will be subject to the surplus escrow requirements  of the TSX-V, applicable to a “Tier 2 Issuer” and will be released from escrow as follows: 5% of the original number of escrowed shares at the time of listing, 5% of the original number of escrowed securities 6 months after the listing date, 10% of the original number of escrowed securities 12 months after the listing date, 10% of the original number of escrowed securities 18 months after the listing date, 15% of the original number of escrowed securities 24 months after the listing date, 15% of the original number of escrowed securities 30 months after the listing date and 40% of the original number of escrowed securities 36 months after the listing date.

As of the date hereof, 110,511,024 common shares of the Company are issued and outstanding.

The following are the current directors and officers of the Company:

J.A. Kirk McKinnon	-Chairman, CEO and Director
Julie A. Lee Harrs	-President, COO and Director
Richard E. Schler	-Vice-President, CFO and Director
John Sanderson, Q.C.	-Vice-Chairman and Director
Craig S. Scherba	-Vice-President, Exploration and Director
Peter Harder	-Director
Quentin Yarie	-Director
Brent Nykoliation	-Vice-President of Business Development
Joseph Heng	-Corporate Secretary

The Company also announces that Bill Nielsen, P. Geo., resigned as Vice-President of Exploration and as a director of the Company effective December 31, 2009. The Company thanks Mr. Nielsen for his contribution to the Company. As previously announced, Mr. Craig Scherba P. Geo. was appointed Vice President of Exploration and as a director of the Company effective January 1, 2010. Mr. Scherba is a partner of Taiga Consultants Ltd., a geological consulting firm.

The Company’s listing application is available under the Company’s profile at www.sedar.com.

About Energizer Resources Inc.

Energizer Resources Inc. is a mineral exploration company that is developing its 100%-owned Green Giant Vanadium Project in Madagascar.  The Company’s common shares are traded on the TSX Venture Exchange under the symbol EGZ through the Over-The-Counter Bulletin Board under the symbol ENZR and on the Frankfurt Exchange under the symbol WKN B07MM68.

For more information on the Company, please visit our website at www.energizerresources.com or contact:

Brent Nykoliation

Vice President, Business Development

or Julie Lee Harrs, President and COO

Toll Free: 800.818.5442 or 416.364.4911

Email: info@energizerresources.com

Safe Harbour Statement

The TSX Venture Exchange does not accept responsibility for the adequacy or accuracy of this press release issued by the Company.  This press release may contain forward-looking statements that may involve a number of risks and uncertainties.  Actual events or results could differ materially from expectations and projections set out herein.

 Forward-looking statements include, receipt of regulatory approval, statements on the proposed use of proceeds; completion of financing on terms proposed; the ability to raise additional funds as required; the development potential and timetable of the Company’s properties and minerals; the current and future price of minerals the Company explores; the estimated size of mineral deposits on the Company’s properties; the realization of those mineral deposit estimates; the timing and amount of estimated future exploration, development and production; costs of future exploration, development and production activities; success of exploration activities; government regulatory matters; discussion of political and environmental risks.

Forward-looking statements are based on the opinions and estimates of management of the Company. Forward-looking statements are subject to known and unknown risks that may cause actual results to be materially different from stated opinions and estimates of management.  Some of the Company’s more material risks are: availability and timing of external financing; unexpected events and delays during exploration; receipt of government and stock exchange approvals; results of current exploration activities; future price of minerals; political risks in the locations of the Company’s properties; appreciation/depreciation of foreign currencies relative to the United States Dollar (the Company’s functional currency) and other risks inherent in the mining and exploration industry.

While Company’s management has attempted to determine the factors that could cause actual results to differ materially from estimated results contained in forward-looking statements, there may be other factors that cause results not to be as anticipated. The Company provides no assurance that such forward-looking statements will prove accurate or not materially different than projected.  Therefore readers of this and other press releases issued by the Company should not place unreasonable reliance on stated forward-looking statements.

This press release does not constitute an offer to sell or a solicitation of an offer to sell any of the securities in the United States. The securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act") or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the U.S. Securities Act and applicable state securities laws or an exemption from such registration is available.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as such term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.